================================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: July 30, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                  TEXAS                                 74-1611874
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)

       15835 Park Ten Place Drive                          77084
             Houston, Texas                             (Zip Code)
(Address of principal executive offices)

        Registrant's telephone number, including area code: 281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
================================================================================

ITEM 5. OTHER EVENTS


     On June 27, 2003 the Company filed a Form 8-K announcing that the Company closed the general syndication of its Senior Secured Credit Facility dated as of April 1, 2003 with a total of nine industry banks. This closing included two amendments to the Credit Facility. For a more detailed description, see the Pool Assignment and First Amendment attached hereto as Exhibit 99.1 and Second Amendment and Agreement attached hereto as Exhibit 99.2.


ITEM 7. EXHIBITS


EXHIBIT 99.1    POOLED ASSIGNMENT AND FIRST AMENDMENT DATED
                JUNE 27, 2003

EXHIBIT 99.2    SECOND AMENDMENT AND AGREEMENT DATED JUNE 27, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATWOOD OCEANICS, INC.
                                               (Registrant)



                                               /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President

                                               DATE: July 30, 2003

                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION

99.1              Pooled Assignment and First Amendment dated June 27, 2003

99.2              Second Amendment and Agreement dated June 27, 2003

                                                             EXHIBIR 99.1


                      POOLED ASSIGNMENT AND FIRST AMENDMENT


     POOLED ASSIGNMENT AND FIRST AMENDMENT (this "Amendment"), dated as of June 27, 2003, among ATWOOD OCEANICS, INC., a Texas corporation (the "Parent"), ATWOOD OCEANICS PACIFIC LIMITED, a company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Parent (the "Borrower"), the Lenders party to the Credit Agreement referred to below immediately prior to giving effect to this Amendment (the "Existing Lenders"), NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"), Lead Arranger and Book Runner, and each of the lenders listed on Schedule A hereto (the "New Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :
                               - - - - - - - - - -


     WHEREAS,   the  Parent,   the  Borrower,   the  Existing  Lenders  and  the
Administrative Agent are parties to a Credit Agreement, dated as of April 1, 2003 (the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to effect the assignments and amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. Each of the Existing Lenders severally and not jointly hereby sells and assigns to each of the New Lenders without recourse and without representation or warranty (other than as expressly provided herein), and each New Lender hereby purchases and assumes from each of the Existing Lenders, that interest in and to each of such Existing Lender's rights and obligations in respect of those Tranches of Loans set forth on Schedule B hereto under the Credit Agreement as of the date hereof which in the aggregate represents such New Lender's pro rata share (for each such New Lender, its "Pro Rata Share") in such Tranches of Loans as set forth on such Schedule B (calculated after giving effect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement in respect of the Tranches of Loans that are being sold and assigned to each New Lender pursuant to this Amendment, including, without limitation, in the case of any assignment of outstanding Term Loans and/or portion of the Total Revolving Loan Commitment, all rights and obligations with respect to such New Lender's Pro Rata Share of such outstanding Term Loans and/or portion of the Total Revolving Loan Commitment, respectively. Immediately after giving effect to this Amendment and the assignments set forth in the previous sentence, each Lender's Term Loan and Revolving Loan Commitment will be as set forth on Schedule B hereto.

     2. In accordance with the requirements of Section 14.04(b) of the Credit Agreement, on the First Amendment Effective Date (as defined below), (i) the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and by inserting in lieu thereof the new Schedule I attached as Schedule I hereto and (ii) the Borrower agrees that it will issue an appropriate Term Note and Revolving Note, as applicable, to each Lender who so requests such Note or Notes in conformity with the requirements of Section 1.05 of the Credit Agreement.

     3. On the First Amendment Effective Date, the Credit Agreement shall be amended by deleting Schedule II thereto in its entirety and by inserting in lieu thereof a new Schedule II attached as Schedule II hereto.

     4. Each Existing Lender (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in, or in connection with, the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Parent or any of its Subsidiaries or the performance or observance by the Parent or any of its Subsidiaries of any of their obligations under the Credit Agreement or the other Credit Documents to which any such Person is a party or any other instrument or document furnished pursuant thereto.

     5. Each New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 14.04(b) of the Credit Agreement; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

     6. Each of the Existing Lenders, the New Lenders and the Administrative Agent hereby agree that all amounts accrued with respect to the outstanding Term Loans and outstanding Revolving Loans prior to the delivery by such New Lender of the amount referred to in clause (ii) of Section 11 of this Amendment shall be for the account of the Existing Lenders, respectively, and that all such amounts accrued on and after the delivery of such amounts referred to in clause
(ii) of such Section 11 shall be for the account of the New Lenders, respectively, based upon each New Lender's relevant Pro Rata Share.

     7. In accordance with Section 14.04(b) of the Credit Agreement, on and as of the date upon which each of the New Lenders delivers the amounts referred to in clause (ii) of Section 11 of this Amendment, each New Lender shall become a "Lender" under, and for all purposes of, the Credit Agreement and the other Credit Documents and the Administrative Agent shall record the transfers contemplated hereby in the Register.

     8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     11. Subject to Section 12 of this Amendment, this Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) the Parent, the Borrower, the Administrative Agent, each Issuing Lender, each Existing Lender and each New Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) each New Lender shall have delivered to the Administrative Agent, for the respective accounts of the Existing Lenders, an amount equal to such New Lender's relevant Pro Rata Share of the outstanding Term Loans and Revolving Loans being assigned to such New Lender.

     12. Notwithstanding Section 11 of this Amendment, if for any reason any New Lender shall not have (i) signed a counterpart hereof and delivered the same to the Administrative Agent at the Notice Office and (ii) delivered to the Administrative Agent an amount equal to such New Lender's relevant Pro Rata Share of the outstanding Term Loans and Revolving Loans being assigned to such New Lender, in each case on or prior to June 27, 2003, then, if each Existing Lender agrees, this Amendment shall become effective notwithstanding such failure, provided that (x) Schedule I shall be modified to delete any such New Lender and such New Lender's relevant Pro Rata Share shall be reallocated among the Existing Lenders and/or the New Lenders in such manner as the Existing Lenders and/or the New Lenders (as applicable) shall agree, (y) the signature pages of this Amendment shall be deemed revised to delete such New Lender's name therefrom and (z) Schedule II shall be modified to delete any such New Lender's address.

     13. The Parent, the Borrower, each Existing Lender, each New Lender, each Issuing Lender and the Administrative Agent hereby agree that (x) this Amendment shall be executed and delivered in lieu of an Assumption and Assignment Agreement required to be delivered pursuant to Section 14.04(b) and (y) the non-refundable assignment fee otherwise required to be paid pursuant to Section 14.04(b) in connection with assignments shall be waived in respect of the assignments contemplated herein.

     14. In order to induce the Existing Lenders, the New Lenders, the Issuing Lenders and the Administrative Agent to enter into this Amendment, the Parent and the Borrower hereby represent and warrant that (i) the representations and warranties contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, after giving effect to this Amendment.

     15. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended, modified or supplemented hereby.

                                      * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                             ATWOOD OCEANICS, INC.,
                             as Parent and Guarantor

                                            By  /s/ James M. Holland
                                                Name:  James M. Holland
                                                Title: Senior Vice President


                        ATWOOD OCEANICS PACIFIC LIMITED,
                                                as Borrower

                                            By  /s/ Michael A. Cardenas
                                                Name: Michael A. Cardenas
                                                Title: Vice President,
                                                        Treasurer & Director


                                            NORDEA BANK FINLAND PLC, NEW YORK
                                                BRANCH, Individually, as Issuing
                                                Lender and as Administrative
                                                Agent


                                            By  /s/ Martin Lunder
                                                Name:  Martin Lunder
                                                Title: Senior Vice President



                                            By  /s/ Ronny Bjornadal
                                                Name:  Ronny Bjornadal
                                                Title: Vice President

                                                SCHEDULE A
                                                                            to
                                                             Pooled Assignment
                                                           and First Amendment



                                   NEW LENDERS


DVB Bank AG

Skandinaviska Enskilda Banken AB (publ)

Vereins-und Westbank AG

Whitney National Bank

Natexis Banques Populaires

                                                                    SCHEDULE B
                                                                            to
                                                              Pooled Assignment
                                                            and First Amendment



                                   RELEVANT OUTSTANDINGS, COMMITMENTS AND PERCENTAGES


-------------------------------------------------------------------------------------------------------------------------------
             Lender              Outstanding Term Loans   Percentage of Term       Revolving Loan       Percentage of Total
                                                                Loans                Commitments          Revolving Loan
                                                                                                             Commitment
-------------------------------------------------------------------------------------------------------------------------------
Nordea Bank Finland Plc,               $29,250,000               19.50%              $14,625,000               19.50%
New York Branch
------------------------------------------------------------------------------------------------------------------------------
Credit Agricole Indosuez               $18,000,000               12.00%               $9,000,000               12.00%
------------------------------------------------------------------------------------------------------------------------------
Fortis Capital Corp.                   $18,000,000               12.00%               $9,000,000               12.00%
------------------------------------------------------------------------------------------------------------------------------
HSH Nordbank AG                        $18,000,000               12.00%               $9,000,000               12.00%
------------------------------------------------------------------------------------------------------------------------------
DVB Bank AG                            $15,000,000               10.00%               $7,500,000               10.00%
------------------------------------------------------------------------------------------------------------------------------
Skandinaviska Enskilda Banken          $15,000,000               10.00%               $7,500,000               10.00%
AB (publ)
------------------------------------------------------------------------------------------------------------------------------
Vereins-und Westbank AG                $15,000,000               10.00%               $7,500,000               10.00%
------------------------------------------------------------------------------------------------------------------------------
Whitney National Bank                  $15,000,000               10.00%               $7,500,000               10.00%
------------------------------------------------------------------------------------------------------------------------------
Natexis Banques Populaires             $6,750,000                4.50%                $3,375,000                4.50%
------------------------------------------------------------------------------------------------------------------------------
Total:                                $150,000,000                100%               $75,000,000                100%
-------------------------------------------------------------------------------------------------------------------------------

                                                                     schedule I
                                                                             to
                                                              Pooled Assignment
                                                            and First Amendment




                                   COMMITMENTS


----------------------------------------------------------------------------
                                                 Revolving Loan
                        Lender                     Commitment

----------------------------------------------------------------------------

Nordea Bank Finland Plc,                           $14,625,000
New York Branch
----------------------------------------------------------------------------
Credit Agricole Indosuez                           $9,000,000
----------------------------------------------------------------------------
Fortis Capital Corp.                               $9,000,000
----------------------------------------------------------------------------
HSH Nordbank AG                                    $9,000,000
----------------------------------------------------------------------------
DVB Bank AG                                        $7,500,000
----------------------------------------------------------------------------
Skandinaviska Enskilda Banken AB (publ)            $7,500,000
----------------------------------------------------------------------------
Vereins-und Westbank AG                            $7,500,000
----------------------------------------------------------------------------
Whitney National Bank                              $7,500,000
----------------------------------------------------------------------------
Natexis Banques Populaires                         $3,375,000
----------------------------------------------------------------------------
Total:                                             $75,000,000
----------------------------------------------------------------------------

                                                                   schedule II
                                                                            to
                                                             Pooled Assignment
                                                           and First Amendment



                                LENDER ADDRESSES




Nordea Bank Finland Plc, New York Branch
437 Madison Avenue, 21st Floor
New York, NY  10022
USA
Attention:  Ronny Bj0rnadal
Telephone:        (212) 318-9632
Facsimile:        (212) 421-4420

Credit Agricole Indosuez
9 Quai du President Paul Doumer
92920 Paris La Defence Cedex
France
Attention:  Jean-Yves Gueritaud
Telephone:  +33 141 89 00 00
Facsimile:   +33 141 89 29 87

with notices to:

Credit Agricole Indosuez
Representative Office Norway
Rusel0kkveien 6
P.O. Box 1675 Vika
0120 Oslo
Norway
Attention:  Jonas Gunstad
Telephone:  +47 22 01 06 54
Facsimile:   +47 22 01 06 51

Fortis Capital Corp.
Three Stamford Plaza
301 Tresser Boulevard
Stamford, CT  06901-3239
USA
Attention:   Chr. Tobias Backer
Telephone:  (203) 705-5787
Facsimile:   (203) 705-5890

HSH Nordbank AG
Gerhart-Hauptmann-Platz 50
20095 Hamburg
Germany
Attention:  Uta Urbaniak
Telephone:  +49 40 3333 1769
Facsimile:   +49 40 3333 3048

DVB Bank AG
609 Fifth Avenue, 5th Fl.
New York, NY  10017
Attention:  Mr. J. Gorm Eikemo
Telephone: (212) 572-3044
Facsimile:  (212) 588-0424


Skandinaviska Enskilda Banken AB (publ)
P.O. Box 1843 Vika
No-0123 Oslo, Norway
Attention:  Mr. Roger Amillom
Telephone:  +47 22 82 6719
Facsimile:  +47 22 82 7104


Vereins-und Westbank AG
22, Alter Wall
D-20457, Hamburg, Germany
Attention:  Ms.Birgit Marquart
Telephone:  +49 40 3692 2238
Facsimile:  +49 40 3692 3894


Whitney National Bank
P.O. Box 61260
New Orleans, LA  70161
Attention:  Mr. Harry S. Stahel
Telephone:  (504) 586-7206
Facsimile:  (504) 586-3409


Natexis Banques Populaires
333 Clay, Suite 4340
Houston, TX  77002
Attention:  Mr. Timothy L. Polvado
Telephone:  (713) 571-8739
Facsimile:  (713) 571-6167

                                                                EXHIBIT 99.2

                     FORM OF SECOND AMENDMENT AND AGREEMENT


     SECOND AMENDMENT AND AGREEMENT (this "Amendment"), dated as of June 27, 2003, among ATWOOD OCEANICS, INC., a Texas corporation (the "Parent"), ATWOOD OCEANICS PACIFIC LIMITED, a company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Parent (the "Borrower"), the
Lenders party to the Credit Agreement (as defined herein), and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, a national banking association organized under the laws of the Republic of Finland, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :
                               - - - - - - - - - -


     WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of April 1, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement");

     WHEREAS, the Borrower has requested the Lenders to amend, and the Lenders have agreed to amend, certain provisions of the Credit Agreement on the terms and conditions set forth herein; and

     WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:

     1. The Total Revolving Loan Commitment is hereby increased from $75,000,000 to $100,000,000, and the Revolving Loan Commitment of each RL Lender is hereby increased in accordance with Schedule I hereto; it being understood and agreed, however, that (i) no RL Lender's Revolving Loan Commitment shall be increased in accordance with Schedule I unless such RL Lender has indicated its consent through the execution of a counterpart of this Amendment, (ii) all such increases shall be effective on the Second Amendment Effective Date (as defined below), (iii) promptly after any Lender's Revolving Loan Commitment is so increased, the Borrower shall deliver to such Bank, upon the surrender of such Lender's existing Revolving Note, a replacement Revolving Note in the amount of such Lender's Revolving Loan Commitment after giving effect to any increase thereof and (iv) Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with the revised Schedule I attached hereto; provided further that, notwithstanding anything to the contrary contained in the Credit Agreement, in connection with the increases to the Total Revolving Loan Commitment and the Revolving Loan Commitments, as the case may be, pursuant to this Section 1, the Borrower shall, in coordination with the Administrative Agent and the Lenders, repay outstanding Revolving Loans of certain Lenders and, if necessary, incur additional Revolving Loans from other Lenders, in each case so that the Lenders participate in each Borrowing of Revolving Loans pro rata based on their respective Revolving Loan Commitments (after giving effect to this Amendment).

     2. The table appearing in Section 9.07 of the Credit Agreement is hereby deleted in its entirety and the following new table inserted in lieu thereof:

                  "Relevant Period                                Ratio
                   ---------------                                -----
   From the Initial Borrowing Date through and including
   March 30, 2004                                                 5.75:1.00
   From March 31, 2004 through and including June 29, 2004        4.75:1.00
   From June 30, 2004 through and including December 30,
   2004                                                           4.00:1.00
   Thereafter                                                     3.00:1.00".


     3. The definition of "Applicable Margin" appearing in Section 11.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

     "Applicable Margin" shall mean (I) prior to the Second Amendment Effective Date, 2.25% and (II) for any Margin Reduction Period commencing on and after the Second Amendment Effective Date, from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below opposite the respective Level (i.e., Level 6, Level 5, Level 4, Level 3, Level 2 or Level 1, as the case may be) indicated to have been achieved on the applicable Test Date for such Start Date (as shown in the respective officer's certificate delivered pursuant to Section 8.01(g) or the first proviso below):

               Level               Leverage Ratio                 Percentage
               -----               --------------                 ----------

                 6            Greater than 5.00:1.00                  2.75%

                 5            Greater than 4.00:1.00                  2.50%
                              but less than or equal
                              to 5.00:1.00

                 4            Greater than 3.00:1.00                  2.25%
                              but less than or equal
                              to 4.00:1.00

                 3            Greater than 2.00:1.00                  2.00%
                              but less than or equal
                              to 3.00:1.00

                 2            Greater than 1.00:1.00                  1.75%
                              but less than or equal
                              to 2.00:1.00

                 1            Less than or equal to                   1.50%
                              1.00:1.00

     ; provided, however, that if the Parent fails to deliver the financial statements required to be delivered pursuant to Section 8.01(a) or (b) (accompanied by the officer's certificate required to be delivered pursuant to Section 8.01(g)) showing the applicable Leverage Ratio on the relevant Test Date on or prior to the respective date required by such Sections, the greater of (x) Level 4 pricing and (y) the pricing in effect at such time if greater than Level 4 pricing, shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer's certificate have been delivered showing the pricing for the respective Margin Reduction Period is at a Level below Level 4 or below the pricing at such time if greater than Level 4, as the case may be (it being understood that, in the case of any late delivery of the financial statements and officer's certificate as so required, any reduction in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer's certificate); provided further, that (i) the greater of (x) Level 4 pricing and (y) the pricing in effect at such time if greater than Level 4 pricing, shall apply at all times when any Default or Event of Default is in existence and (ii) Level 6 pricing shall apply for the period from the Second Amendment Effective Date to the date of the delivery of the Parent's financial statements (and related officer's certificate) in respect of its fiscal quarter ending on June 30, 2003."

     4. The definition of "Margin Reduction Period" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text "March 31, 2003" appearing therein and inserting the text "June 30, 2003" in lieu thereof.

     5. The definition of "Material Subsidiary" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text "of the Parent" immediately after the text "interest in any Subsidiary" appearing in said definition.

     6. Section 11.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

     "Second Amendment" shall mean the Second Amendment and Agreement to this Credit Agreement, dated as of June 27, 2003.

     "Second Amendment Effective Date" shall have the meaning provided in the Second Amendment.

     7. For the avoidance of doubt, each Credit Party hereby acknowledges and confirms its due authorization, execution and delivery of all Credit Documents to which it is a party, including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

     8. Each Credit Party, by its execution (or acknowledgment,  as the case may
be) and delivery of this Amendment, hereby consents to the increases to the Total Revolving Loan Commitment and the Revolving Loan Commitments set forth in
Section 1 of the Amendment. Each Credit Party further acknowledges and agrees that, both before and after giving effect to this Amendment and the aforementioned increases to the Total Revolving Loan Commitment and the Revolving Loan Commitments, all Revolving Loans and other Obligations shall be fully entitled to all benefits of, and shall be fully guaranteed and secured pursuant to and in accordance with the terms of, each of the Credit Documents, as applicable.

     9. In order to induce the Lenders to enter into this Amendment, the Parent and the Borrower hereby represent and warrant that (i) the representations and warranties contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date, both before and after giving effect to this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, both before and after giving effect to this Amendment.

     10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     13. This Amendment shall become effective (the "Second Amendment Effective Date") on the date when:

     (i) the Parent, the Borrower, each other Credit Party, the Required Lenders and each RL Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office;

     (ii) each Credit Party shall have delivered to the Administrative Agent an officers' certificate (which shall include, without limitation, as an attachment thereto, resolutions (or equivalent document) with respect to the matters set forth in this Amendment) in form and substance reasonably satisfactory to the Administrative Agent and dated the Second Amendment Effective Date;

     (iii) the Administrative Agent shall have received a solvency certificate, in form and substance reasonably satisfactory to the Administrative Agent, from the chief financial officer of the Borrower, dated the Second Amendment Effective Date setting forth the conclusion that, after giving effect to the Indebtedness incurred or to be incurred by the Borrower and its Subsidiaries under the Credit Documents and all other financings contemplated thereby on or after the Second Amendment Effective Date (including, without limitation, the increase of the Total Revolving Loan Commitment referred to in Section 1 of this Amendment), each of the Parent and the Borrower, on an individual basis, the Parent and its Subsidiaries, taken as a whole, and the Borrower and its Subsidiaries, taken as a whole, are not insolvent and will not be rendered insolvent by the indebtedness incurred or to be incurred in connection therewith, will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature;

     (iv) the Borrower shall have (x) received all governmental and third party consents and approvals necessary or advisable in connection with this Amendment and the other transactions contemplated hereby and (y) made with the appropriate governmental or public body or authority, all registrations, filings and/or recordings (or amendments to existing registrations, filings and/or recordings) necessary or, in the reasonable opinion of the Administrative Agent, desirable to be made in connection with this Amendment and the other transactions contemplated hereby (in each case) and shall have delivered copies of same to the Administrative Agent;

     (v) the Borrower shall have taken all actions (including, without limitation, amendments or other modifications to the existing (and/or execution and delivery of new) Guaranties, Collateral Rig Mortgages and other Security Documents) necessary or, in the reasonable opinion of the Collateral Agent, desirable such that the Guaranties continue to exist for the benefit of the Guaranteed Creditors, and the Liens and security interests in the Collateral granted by the Credit Parties to the Collateral Agent for the benefit of the Secured Creditors (as defined in the respective Security Document) continue to exist and are fully perfected to the same extent as immediately prior to the Second Amendment Effective Date;

     (vi) the Administrative Agent shall have received from Strasburger & Price, LLP, counsel to the Credit Parties, and such foreign counsel to the Administrative Agent as the Administrative Agent may request, opinions addressed to the Administrative Agent and each of the Lenders, and dated the Second Amendment Effective Date, each of which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent, and cover such matters incident to the Second Amendment and the other transactions contemplated thereby and as the Administrative Agent may reasonably request;

     (vii) the Borrower shall have paid to the Administrative Agent all other fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent to the extent then due.

     14. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended, modified or supplemented hereby.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

15835 Park Ten Place Drive                      ATWOOD OCEANICS, INC.,
Houston, Texas  77084                                 as Parent and Guarantor
Attention:  James M. Holland
Tel. No.: (281) 749-7800 Fax No.: (281) 492-0345
                                                By:  /s/ Jim Holland
                                                   Name: Jim Holland
                                                   Title:  Senior Vice President


332A-11C, 11th Floor                            ATWOOD OCEANICS PACIFIC LIMITED,
Plaza Ampang City                                     as Borrower
50450 Kuala Lumpur Malaysia
Attention:  Michael A. Cardenas
Tel. No.:  011 60 34256 9590
Fax No.:  011 60 34256 8653                     By:  /s/ Michael A. Cardenas
                                                   Name:   Michael A. Cardenas
                                                   Title:  Vice President,
                                                           Treasurer &
                                                           Director

                              NORDEA BANK FINLAND PLC,
                                NEW YORK BRANCH, Individually, as Issuing Lender and as Administrative Agent



                                 By:  /s/ Martin Lunder
                                      Name:  Martin Lunder
                                      Title: Senior Vice-President



                                 By:  /s/ Ronny Bjornadal
                                     Name: Ronny Bjornadal
                                     Title: Senior Vice-President

                                                               SCHEDULE I
                                   COMMITMENTS



                                                             Revolving Loan
Lender                                                         Commitment
------                                                         ----------
Nordea Bank Finland Plc,
New York Branch                                               $19,500,000
Credit Agricole Indosuez                                      $12,000,000
Fortis Capital Corp.                                          $12,000,000
HSH Nordbank AG                                               $12,000,000
DVB Bank AG                                                   $10,000,000
Skandinaviska Enskilda Banken AB (publ)                       $10,000,000
Vereins- und Westbank AG                                      $10,000,000
Whitney National Bank                                         $10,000,000
Natexis Banques Populaires                                     $4,500,000

Totals                                                     $100,000,000.00
                                                           ================